                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 25, 1997



                             JAVELIN SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



       0-21477                                             52-1945748
(Commission File No.)                          (IRS Employer Identification No.)

                              1881 Langley Avenue
                           Irvine, California  92614
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (714) 223-5130
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Item 5.   Other Events.

     On November 25, 1997, Javelin Systems, Inc. ("Javelin") announced that it had entered into a letter of intent with Posnet Computers, Inc., a California corporation ("Posnet") whereby Javelin would acquire all of the outstanding capital stock of Posnet. In addition, Javelin announced that it had entered into a second letter of intent with CCI Group Inc., a Missouri corporation ("CCI"), whereby Javelin would acquire all of the outstanding capital stock of CCI and its affiliated entities. Javelin hereby incorporates by reference the contents of the news release announcing the signing of the letters of intent filed as
Exhibit 99.1 to this report.


                                      2.
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Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1    News Release dated November 25, 1997.


                                      3.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Javelin Systems, Inc.


Dated:  December 8, 1997               By: /s/ RICHARD P. STACK
                                           --------------------
                                           Richard P. Stack
                                           Chief Executive Officer and President


                                      4.
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                               INDEX TO EXHIBITS

          99.1  News Release dated November 25, 1997.

                                      5.